UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 22, 2007
                                                   -----------------------------

                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


          Delaware                      1-12001                  25-1792394
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

    1000 Six PPG Place, Pittsburgh, Pennsylvania                  15222-5479
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

            On January 22, 2007, Allegheny Technologies Incorporated issued a press release with respect to its long term sourcing agreement with GE Aviation for the supply of premium titanium, nickel-based superalloy, and vacuum-melted specialty alloy products for commercial and military jet engine applications. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit 99.1    Press release dated January 22, 2007.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ALLEGHENY TECHNOLOGIES INCORPORATED


                               By:    /s/ Jon D. Walton
                                      ------------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer

Dated:  January 22, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
------------       -------------------------------------------------------------

Exhibit 99.1       Press release dated January 22, 2007.